Consolidated Statements of Operations and Comprehensive Loss - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Operating expenses:
General and administrative	$ 21,732,936	$ 4,019,290
Athlete	3,743,219	204,071
Marketing	1,404,324	227,388
Depreciation	8,553	759
Total operating expenses	26,889,032	4,451,508
Loss from operations	(26,889,032)	(4,451,508)
Other income (expenses):
Interest income and other expense, net	227,355	68,184
Change in fair value of Simple Agreement for Future Equity liabilities	0	(316,145)
Total other income (expenses), net	227,355	(247,961)
Loss before income taxes	(26,661,677)	(4,699,469)
Net loss	(26,661,677)	(4,699,469)
Comprehensive loss	$ (26,661,677)	$ (4,699,469)
Net loss per share, basic (usd per share)	$ (0.27)	$ (0.05)
Net loss per share, diluted (usd per share)	$ (0.27)	$ (0.05)
Weighted-average shares of common stock, basic (in shares)	100,418,167	90,539,124
Weighted-average shares of common stock, diluted (in shares)	100,418,167	90,539,124